Other Income	12 Months Ended
Dec. 31, 2017
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Other Income
8.	Other Income

		Years Ended December 31

(in thousands)	Note	2017	2016

Dividend income		$60	$37

Interest income		407	147

Proceeds relative to the Mercator Minerals bankruptcy		1,022	-

Guarantee fees - Primero Revolving Credit Facility	27	2,683	-

Gain on fair value adjustment of convertible note receivable	16	215	-

Loss on fair value adjustment of share purchase warrants held	17	(6)	-

Fees for contract amendments and reconciliations		9,424	-

Other		14	13

Total other income		$13,819	$197

Proceeds relative to the Mercator Minerals bankruptcy

During the year ended December 31, 2017, the Company received an additional $1 million settlement related to the bankruptcy of Mercator Minerals Ltd. (“Mercator”) with whom Wheaton had a silver purchase agreement relative to Mercator’s Mineral Park mine in the United States (the “Mercator Bankruptcy”). This silver interest was fully written off during the year ended December 31, 2014 and as such further proceeds, if any, will be recognized as a component of net earnings.

Guarantee fees - Primero Revolving Credit Facility

As more fully described in Note 27, on March 30, 2017, Wheaton provided a guarantee (the “Primero Guarantee”) to the lenders under Primero’s existing revolving credit facility (the “Primero Facility”), with Primero obligated to pay Wheaton a fee of 5% per annum in connection with the Primero Guarantee and extensions of the Primero Guarantee.

Fees for contract amendments and reconciliations

During the year, the Company received various fees and one-time adjustments including the payment of $8 million from Capstone relative to the Minto PMPA Amendment and certain other agreements made between the Company and Capstone, as more fully described in Note 17.